UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2010

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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)

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Delaware	1-10185	26-1331503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shannon Oaks Circle Suite 105, Cary North Carolina 27511
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 31, 2010, Issuer Direct Corporations (the “Company”) entered into two Settlement and Release Agreements (the “Settlement Agreement”) with Messrs. Edward Gistaro and Chauncey Schmidt, each of whom are members of the Company’s Board of Directors.  Pursuant to the terms and conditions of the Settlement Agreement, the Company issued 229,485 shares of the Company’s common stock, par value $0.001, (“Common Stock”) at a conversion price of $0.13 per share of Common Stock in consideration of the complete satisfaction of unsecured notes issued by Company to each of Messrs. Gistaro and Schmidt on November 16, 2007 in the original principal amount of $25,000 (the “Notes Payable”).  As of the date of the Settlement Agreement, the total amount due and payable, including all accrued but unpaid interest, equaled $29,833.

Additionally, on March 31, 2010, the Company entered into a similar Settlement and Release Agreement with Brian R. Balbirnie the Chief Executive Officer and a member of the Board of Directors of the Company. Pursuant to the terms and conditions of the Settlement Agreement, Mr. Balbirnie agreed to covert his note payable that has been in default since December 31, 2007, for twenty six shares of the Company’s Preferred Series A Shares, whereby the company converted $23,525.00 in principal and interest in the amount of $4,242.50 for a total of $27,779.50 for the Preferred Series A shares.

The securities issued in these transactions have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The issuances of the securities were made pursuant to an exemption from registration requirements under Regulation D and/or Section 4(2) of the Act.

The foregoing description is qualified in its entirety by the agreements and the other instruments relating to the documents attached to this Current Report on Form 8-K.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

 (d) Exhibits:

10.1	Settlement and Release Agreement - Gistaro
10.2	Settlement and Release Agreement - Schmidt
10.3	Settlement and Release Agreement - Balbirnie

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: April 6, 2010	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Settlement and Release Agreement - Gistaro
10.2	Settlement and Release Agreement - Schmidt
10.3	Settlement and Release Agreement - Balbirnie